BofA Securities 2025 Health Care Conference May 2025 Investor Presentation

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2025 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN and AMNIOEFFECT driving Surgical growth; • CELERA’s impact on retaining business and its impact on our financial results; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2025 full-year revenue growth and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – May 2025 2

A Pioneer and Leader Focused on Helping Humans Heal Investor Presentation – May 2025 3 Over a decade of experience helping clinicians manage chronic and other hard-to-heal wounds Leading the industry with innovative products and robust supporting clinical data Poised to capitalize on favorable market trends to drive top line growth and profitability Our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life.

Increasing Awareness of Massive Potential for Placental Tissue Investor Presentation – May 2025 4 “Research has found placenta-derived grafts can reduce pain and inflammation, heal burns, prevent the formation of scar tissue and adhesions around surgical sites and even restore vision. They’re also gaining popularity as a treatment for the widespread issue of chronic wounds.” Her Face Was Unrecognizable After an Explosion. A Placenta Restored It. “…The five-year mortality rate for people with one type, a diabetic foot ulcer, is close to 30 percent. That rate rises above 50 percent for those who require amputation.” “…Tending to such wounds can be a matter of life and death for the millions of people with them, including 10.5 million Medicare beneficiaries as of 2022…” October 10, 2024

Addressing a Large and Unmet Need for Healing Solutions

MIMEDX

Favorable Demographic Trends

10+
million people

Population suffering from chronic, non-healing wounds in the U.S.[1], including diabetic foot ulcers (DFUs), venous leg ulcers (VLUs), pressure ulcers and more.

~16%
of Medicare beneficiaries

Population is impacted by chronic wounds—**and this proportion is increasing.**[1]

Increasing Clinical Evidence Expanding Potential For Products

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances Driving Improved Outcomes for Wound Patients

When applied following parameters for use, patients treated with **EPIFIX®** experienced reductions in **major amputations** and **hospital utilization**.[2]

Emerging Opportunities in Surgical Setting

MIMEDX products are available in all settings where patients receive care, **increasingly used in a variety of surgical settings**, representing incremental market opportunities.

1) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care (New Rochelle). 2023;12(12):657-670.
2) Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

Investor Presentation – May 2025 | 5

The Most Comprehensive End-to-End Product Ecosystem 6Investor Presentation – May 2025 The most studied portfolio of placental products with 50+ clinical & scientific publications and over 300 million payer covered lives. New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. A key partner to healthcare professionals with industry leading support services and customer-focused approach. Large, national placental donation network and proprietary tissue processing.

Expansive Donor Network & IP Power Our Product Offering 7Investor Presentation – May 2025 National Network of Birthing Center Partners Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Expectant Mothers Introduced to Donation Program Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX Donor Tissue Tested & Prepared for Manufacturing Proprietary Processing Backed by Broad Portfolio of Intellectual Property Proprietary Processing & Terminal Sterilization of Tissues Shelf-Stable, Packaged Product Available to Ship Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale

Commercial Scale, Leverage & Extensive Reach 8Investor Presentation – May 2025 Over 75 agencies with 200+ agents nationwide Robust corporate support network Over 200 direct sales professionals nationwide 200+ Extensive commercial coverage with over 300 million payer lives covered Experience selling more than 3 million allografts 3+ Growing presence in Japan

The Patient Journey in Wound Care 9Investor Presentation – May 2025 Private Office Home Health Mobile Health Nursing Facility Assisted Living Facility Wound Care Clinic Hospital Outpatient Hospital Inpatient …and other care settings Mohs surgery Burn/Trauma DFU VLU Limb Salvage Dehiscence Acute Wounds Chronic Wounds Complex Wounds MIMEDX products are available throughout the continuum of care and are used on a range of chronic and other hard-to-heal wounds.

Highlights from Our Expanding Product Portfolio 10Investor Presentation – May 2025 Flagship Wound Allograft Growing Surgical Offering Expanding into Xenografts

Large Wound Care Business with Growing Surgical Footprint 11Investor Presentation – May 2025 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s LTM Surgical Performance LTM @ Q1:24 LTM @ Q1:25 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s LTM Wound Performance LTM @ Q1:24 LTM @ Q1:25 65% 35% LTM Sales Mix by Product Type Wound Surgical +6% +5%

Building Library of Evidence for Surgical Applications

MIMEDX

Recent Publications Showcase Breadth of Potential Use Cases for MIMEDX Products in Surgery

Cranioplasty Procedures with AMNIOFIX®

Clinical Outcomes with Conventional Methods[1]

- Average dissection time **~30 minutes**
- **Frequent fibrosis reported**
- Fibrosis has **increased complications**



Clinical Outcomes with AMNIOFIX[2]

- Average dissection time **< 3 minutes**
- **Minimal dural fibrosis** in 86% of patients
- **No intraoperative complications**



Colorectal Anastomoses Procedures with AMNIOFIX

Anastomotic Leak Rate with & without AMNIOFIX[3]



Leak / N
Procedures with AMNIOFIX
1.03%
4 / 390
p=0.0022
Conventional Closure
4%
80 / 2,000



Neuro
Mohs
Orthopedic
Plastic
Transplant
Gastrointestinal
Urology
OB/GYN
Vascular
Foot & Ankle

EPIFIX® in Mohs Procedures

Peer-reviewed Retrospective Study[4]



8%
0%
Surgical Reintervention
10%
0%
Revisions
10%
2%
Infection
15%
0%
Poor Cosmesis
29%
2%
Experienced Complications
Autologous Flap / FTSG Group (n=143)
dHACM Group (n=143)

AMNIOEFFECT® in Bunion Correction Surgery

Case Study[5] – SAWC Fall 2023

The use of LHACM as a barrier membrane during Lapiplasty 3D Bunion Correction surgery is an effective strategy to improve surgical outcomes.







1) Lee B. MIMEDX interview with Bryan Lee, MD. October 4, 2023.
2) Endicott L, Ehresman J, Tettelbach W, Forsyth A, Lee B. Dehydrated human amnion/chorion membrane (DHACM) use in emergent craniectomies shows minimal dural adhesions. J Wound Care. 2023;32(10):634-640.
3) F. Raymond Ortega, MD, FACS; Dennis Choat, MD, FACS, FASCRS; Emery Minnard, MD; Jeffrey Cohen, MD. The American College of Surgeons Clinical Congress, Oct 22-26, 2017, San Diego, CA.
4) Toman J. Facial Plast Surg Aesthet Med. 2022;24(1):48-53.
5) Franklin Polun, DPM, DABFAS, FACFAS FACFAS; Jake Michaelson. Symposium on Advanced Wound Care Fall, Nov 2-5, 2023, Las Vegas, NV.

Investor Presentation – May 2025 | 12

Studies in Process Focused on Significant Surgical Opportunities

MIMEDX



EPIFIX Mohs HECON

Published May 2025
Journal of Drugs in Dermatology

EPIFIX used in Mohs procedures associated with **avoidance of postoperative complications and ancillary procedures**, compared to patients treated with standard of care.



AMNIOFIX in GI Anastomosis

Manuscript Pending

Seeking to demonstrate **reduction in the rate of leaks** when using placental allografts.



AMNIOFIX in Liver Transplant

RCT Enrollment Underway

Evaluating utility of placental allografts to **help reduce biliary complications, improve healing and reduce fibrosis.**



AMNIOFIX in Breast Reduction

RCT Enrollment Underway

Wound breakdown rates are a common complication of large volume breast reductions and could benefit from utilizing placental tissue.

Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products

Investor Presentation – May 2025 | 13

Strategic Priorities Position Us to Win in 2025 & Beyond Investor Presentation – May 2025 14 Innovate & Diversify Product Portfolio to Maximize Growth Develop & Deploy Programs to Expand Surgical Footprint Enhance Customer Intimacy Leveraging our ability to develop and launch products that meet customer needs AMNIOEFFECT and HELIOGEN uptake driving Surgical growth Diversifying Wound portfolio to manage Private Office dynamics Committed to generating clinical evidence and scientific research Focused on unlocking sizable potential for our products in Surgical Additional products under evaluation/development to increase opportunities MIMEDX Connect continues to be a powerful driver of stickiness Customer-centric mindset will inform further development of high impact, value added tools 1 2 3

Adapting to Another Last-Minute Delay to Medicare Reform Investor Presentation – May 2025 15 LCDs universally proposed by all MACs were delayed until January 1, 2026, and appear unlikely to be a final solution CMS is aware of its ballooning spend in the category and could take action through modifications to the 2026 Physician Fee Schedule MIMEDX is poised to take advantage of upregulation with best-in-class, well-studied portfolio of products MIMEDX is well-prepared to succeed with any type of reform to the reimbursement system Explosive Medicare spend in the category driven primarily by waste, abuse and potentially fraud Dozens of new companies selling unproven products in the private office and associated care settings 275+ skin substitutes with Q-codes, and several added each quarter with no clinical data Prices reaching $4,000/cm2 on ASP list catching national attention, increased media coverage and OIG and DOJ activity Today’s Medicare Medicare Reform

Financial Highlights 16Investor Presentation – May 2025 LTM Net Sales $352MM +5% year-over-year LTM GAAP Gross Margin 82% LTM Adjusted EBITDA1 $75MM 21% of net sales LTM GAAP Net Income $40MM Net Cash Balance $88MM +$59MM vs. Q1:24 LTM Free Cash Flow $65MM Strong & improving financial profile & balance sheet provides growth capital for the business Quarterly Net Cash Balance 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure. $29MM $50MM $70MM $86MM $88MM Q1:24 Q2:24 Q3:24 Q4:24 Q1:25

Q1:25 Highlights Investor Presentation – May 2025 17 Net Sales $88MM +4% YoY GAAP Gross Margin & Adjusted Gross Margin1 81% & 84% GAAP Net Income $7MM Adj. EBITDA1 $17MM 20% of net sales Free Cash Flow1 $5MM 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix or our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure. Surgical Growth +16% YoY Q1:25 Cash $106MM

Experienced, Skillful Leadership Team Executing Strategy Investor Presentation – May 2025 Prior Roles Include: Management Team with Track Record of Success in MedTech Joe Capper Chief Executive Officer Doug Rice Chief Financial Officer Butch Hulse Chief Administrative Officer & General Counsel Kim Moller Chief Commercial Officer Ricci Whitlow Chief Operating Officer John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Matt Notarianni Head of IR 18

Conclusion Investor Presentation – May 2025 19 1 2 3 4 Large & expanding addressable markets Maturing reimbursement & regulatory landscape 5 Competitive advantage with defensible IP and proprietary technology Strong & improving financial profile & balance sheet Experienced & skillful leadership team more than capable of executing strategy

Appendix 20

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. Investor Presentation – May 2025 21

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. Investor Presentation – May 2025 22

Adjusted Gross Profit & Adjusted Gross Profit Margin 23Investor Presentation – May 2025 Three Months Ended Amounts (in millions) March 31, 2025 March 31, 2024 GAAP gross profit $ 71.6 $ 71.7 Amortization of acquisition-related intangible assets 2.5 — Adjusted Gross Profit $ 74.2 $ 71.7 Adjusted Gross Profit Margin 84.1% 84.6%

Adjusted EBITDA - QTD 24Investor Presentation – May 2025 Amounts (in millions) for the three months ended March 31, 2025 March 31, 2024 Net income $ 7.0 $ 9.3 Depreciation expense 0.6 0.6 Amortization of intangible assets 2.6 0.2 Interest (income) expense, net (0.5) 1.7 Income tax provision 1.6 2.3 Stock-based compensation expense 4.3 4.3 Strategic legal and regulatory expenses 1.6 0.1 Other — 0.2 Adjusted EBITDA $ 17.2 $ 18.7 Adjusted EBITDA margin 19.5% 22.1%

Adjusted Net Income and Adjusted EPS - QTD 25Investor Presentation – May 2025 Amounts (in millions) for the three months ended March 31, 2025 March 31, 2024 Net income - GAAP $ 7.0 $ 9.1 Amortization of acquisition-related intangible assets 2.5 — Loss on extinguishment of debt — 1.4 Strategic legal and regulatory expenses 1.6 0.2 Other — 0.2 Adjustment for income taxes1 (1.6) (1.0) Adjusted net income $ 9.6 $ 9.9 Weighted average common shares outstanding - adjusted (millions) 149.7 150.0 Adjusted earnings per share $ 0.06 $ 0.07